Segment Information	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segment Information

17. Segment Information

Effective with the beginning of the fourth quarter of 2024, the company began operating in a single segment following the reorganization of its operations from three operating and reportable segments to one operating and reportable segment. The primary business activities include design, manufacture, marketing and sales of power boats. The Company reports segment information based on the “management” approach. The management approach designates the internal reporting used by management for making decisions and assessing performance as the source of the Company’s reportable segments. The Company’s Chief Operating Decision Maker is its President and Chief Executive Officer. The CDOM regularly reviews consolidated net sales, consolidated operating expenses and consolidated operating income.